CUSIP NO. 928551100                Schedule 13G                   Page 14 of 15


                                                                      EXHIBIT 1
                                                                      ---------


              JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of July 30, 2007

                                AISLING CAPITAL II, LP


                                By:   Aisling Capital Partners, LP
                                      General Partner


                                By:   Aisling Capital Partners LLC
                                      Managing Member


                                By:   /s/ Dennis Purcell
                                      -----------------------------------------
                                      Name:  Dennis Purcell
                                      Title: Senior Managing Director


                                AISLING CAPITAL PARTNERS, LP


                                By:   Aisling Capital Partners LLC
                                      Managing Member


                                By:   /s/ Dennis Purcell
                                      -----------------------------------------
                                      Name:  Dennis Purcell
                                      Title: Senior Managing Director

CUSIP NO. 928551100                Schedule 13G                   Page 15 of 15




                                AISLING CAPITAL PARTNERS LLC


                                By:   /s/ Dennis Purcell
                                      -----------------------------------------
                                      Name:  Dennis Purcell
                                      Title: Senior Managing Director



                                /s/ Steve Elms
                                --------------------------------------------
                                Steve Elms


                                /s/ Dennis Purcell
                                --------------------------------------------
                                Dennis Purcell


                                /s/ Andrew Schiff
                                --------------------------------------------
                                Andrew Schiff